SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 29, 2001



                           WEINGARTEN REALTY INVESTORS
             (Exact name of Registrant as specified in its Charter)



            TEXAS                        1-9876                74-1464203

(State or other jurisdiction of  (Commission file number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


            2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77292
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (713) 866-6000



                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM  5.     OTHER  EVENTS.

     This amendment supplements the information provided pursuant to the Form 8-K of Weingarten Realty Investors filed with the Securities and Exchange Commission on April 26, 2001.


                              FINANCIAL STATEMENTS
                           WEINGARTEN REALTY INVESTORS
                    (in thousands, except per share amounts)



                                                      THREE MONTHS ENDED
                                                           MARCH 31,
                                                  ----------------------
                                                      2001       2000
                                                  ----------  ----------
STATEMENT OF CONSOLIDATED INCOME AND
FUNDS FROM OPERATIONS
Rental Income                                     $  72,696   $  62,154
Interest Income                                         923       1,403
Other Income                                            880         415
            Total Revenues                           74,499      63,972
                                                  ----------  ----------

Depreciation and Amortization                        16,855      13,655
Interest Expense                                     12,421      10,143
Operating Expense                                    10,663       9,007
Ad Valorem Taxes                                      9,319       7,926
General and Administrative Expense                    2,377       1,874
            Total Expenses                           51,635      42,605
                                                  ----------  ----------

Income from Operations                               22,864      21,367
Minority Interest in Income of Partnerships          (1,772)     (1,916)
Gain on Sales of Property                             4,310
                                                  ----------  ----------
Net Income                                           25,402      19,451
Less:  Preferred Dividends                            5,010       5,010
                                                  ----------  ----------
Net Income Available to Common Shareholders       $  20,392   $  14,441
                                                  ==========  ==========

Net Income Per Common Share - Basic               $    0.68   $    0.54
                                                  ==========  ==========

Net Income Per Common Share - Diluted             $    0.68   $    0.54
                                                  ==========  ==========

Funds from Operations:
Net Income Available to Common Shareholders       $  20,392   $  14,441
Depreciation and Amortization                        15,673      13,104
Gain on Sales of Property                            (4,310)
                                                  ----------  ----------
        Funds from Operations                     $  31,755     $27,545
                                                  ==========  ==========

Funds from Operations Per Common Share - Basic    $    1.05   $    1.03
                                                  ==========  ==========

Funds from Operations Per Common Share - Diluted  $    1.05   $    1.03
                                                  ==========  ==========

Weighted Average Shares Outstanding - Basic          30,109      26,707
                                                  ==========  ==========

Weighted Average Shares Outstanding - Diluted        30,257      26,858
                                                  ==========  ==========




                                                  (table continued on next page)


                                     FINANCIAL STATEMENTS
                                  WEINGARTEN REALTY INVESTORS
                           (in thousands, except per share amounts)




                                                                          AS OF
                                                              -----------------------------
                                                                 MARCH 31,     DECEMBER 31,
                                                                   2001           2000
                                                              -------------   -------------
                                                                                (Audited)
CONSOLIDATED BALANCE SHEETS
Property                                                      $  1,973,500    $  1,906,431
Accumulated Depreciation                                          (396,503)       (387,118)
Notes Receivable                                                    33,522          31,002
Unamortized Debt and Lease Costs                                    38,178          38,453
Other Assets                                                        52,324          57,243
                                                              -------------   -------------
            Total Assets                                      $  1,701,021    $  1,646,011
                                                              =============   =============


Debt                                                          $    771,613    $    869,627
Accounts Payable and Accrued Expenses                               40,496          69,561
Other                                                                3,409           4,263
                                                              -------------   -------------
            Total Liabilities                                      815,518         943,451
                                                              -------------   -------------


Minority Interest                                                   74,450          72,693
                                                              -------------   -------------

Preferred Shares of Beneficial Interest                                264             265
Common Shares of Beneficial Interest                                   949             807
Capital Surplus                                                    809,840         628,795
                                                              -------------   -------------
            Total Shareholders' Equity                             811,053         629,867
                                                              -------------   -------------
                  Total Liabilities and Shareholders' Equity     $1,701,021   $  1,646,011
                                                              =============   =============


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     April  30,  2001
                                            WEINGARTEN  REALTY  INVESTORS



                                             /s/   Stephen  C.  Richter
                                            -----------------------------
                                            Stephen  C.  Richter
                                            Senior  Vice  President  and
                                            Chief  Financial  Officer